SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934
Date of Report (Date of earliest event reported): December 1, 2009

ProAssurance Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-16533	63-1261433
(State of Incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

100 Brookwood Place, Birmingham, Alabama	35209
(Address of Principal Executive Office )	(Zip code)

Registrant’s telephone number, including area code: (205) 877-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17CFR 240.13e-(c))

ITEM 7.01	REGULATION FD DISCLOSURE

We are furnishing presentation materials which we intend to use in investor presentations for the remainder of 2009. These materials are Exhibit 99.1 to this Current Report on Form 8K.

We invite attention to slide 54of the presentation which corrects what we believe to be an immaterial error in our Quarterly Report on From 10Q, filed on November 3, 2009. In our 10Q we reported that 68%  of our exposure to municipal bonds is insured. The correct percentage is 61%. Given our view that the misstatement is immaterial we elected to clarify the data in this Current Report on Form 8K, rather than amending our Quarterly Report on From 10Q.

In addition, slide 59 details certain nonpublic information regarding activity in our CMBS portfolio from September 30, 2009 to November 30, 2009. Our CMS porrtfolio now holds securities with a market value of $110 million, down from $162 million at September 30, 2009. We are updating our CMBS activity solely due to the heightend investor sensitivity to this investment class. As previously disclosed in our last Quarterly Report on Form 10Q, a list of all of our investments at September 30,2009, is included on our website under "Investor Relations-Supplemental Investor Information" (www.ProAssurance.com/investorrelations/supplemental.aspx). We expect to update the list of investments at the time we report results for the quarter ended December 31, 2009, and as results of each subsequent quarter are released, until such time as we provide notice that we have discontinued this practice.

We expressly disclaim any obligation to update these materials and caution that they are only accurate on the date of this filing. The inclusion of any data or statements in this presentation does not signify that the information is considered material.

Item 9.01                           FINANCIAL STATEMENTS AND EXHIBITS

99.1	Presentation materials which we intend to use in an investor presentations for the remainder of 2009.

We are furnishing Exhibit 99.1 to this Current Report on Form 8-K in accordance with Item 7.01, Regulation FD Disclosure. This exhibit shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE
Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 1, 2009

PROASSURANCE CORPORATION
by:  /s/ Frank B. O’Neil
-----------------------------------------------------
Frank B. O’Neil
Senior Vice-President

Presentation material added here